EXHIBIT 10.03

WARRANT NO: ___________

FORM OF WARRANT CERTIFICATE

__________ Shares

PALATIN TECHNOLOGIES, INC.
COMMON STOCK PURCHASE WARRANT CERTIFICATE

THE WARRANTS EVIDENCED BY THIS CERTIFICATE
ARE NOT EXERCISABLE AFTER 5:00 P.M.,
NEW YORK CITY TIME, ON
APRIL __, 2011

THIS CERTIFIES THAT:

______________________________________ or registered assigns is the registered holder (the “Registered Holder”) of the number of Warrants set forth above, each of which represents the right to purchase from Palatin Technologies, Inc., a Delaware corporation (the “Company”), one fully paid and nonassessable shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, at the initial exercise price of $2.88 per Warrant (the “Exercise Price”) at any time on or after October __, 2006 (the next business day six months after the date of issuance of the Warrants) and prior to the Expiration Date (as hereinafter defined), by surrendering this Warrant Certificate, with the Form of Election to Purchase duly executed at the principal office of the Company and by paying in full the Exercise Price. The term “Warrant” as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefore as provided herein. Payment of the Exercise Price shall be made in United States currency, by certified check, wire transfer or money order payable to the order of the Company or through the cashless exercise provisions herein.

        The Warrants and shares of Common Stock obtainable upon exercise of the Warrants have been registered on a Form S-3, File No. 333-132369 (the “Registration Statement”), which registration statement has been declared effective by the Securities and Exchange Commission (the “Commission”) on March 31, 2006.

        This Warrant Certificate is issued under and in accordance with the Securities Purchase Agreement dated as of April __, 2006, (the “Securities Purchase Agreement”) between the Company and the Registered Holder, as amended and is subject to the terms and provisions contained in the Securities Purchase Agreement. Unless otherwise defined herein, the capitalized terms used herein shall have the meaning assigned to such terms in the Securities Purchase Agreement.

        As soon as practicable after the date of exercise of any Warrants, the Company shall issue, or cause the transfer agent for the Common Stock, if any, to issue a certificate or certificates for the number of full shares of Common Stock to which such Registered Holder is entitled, registered in accordance with the instructions set forth in the Form of Election to Purchase. Such certificates shall be delivered or electronically transferred within three (3) business days of the Company’s receipt of the Form of Election to Purchase. All shares of Common Stock issued upon the exercise of any Warrants shall be validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges created by the Company in respect of the issue thereof. All shares of Common Stock issuable upon exercise of this Warrant shall not carry any restrictive legends and be immediately saleable by its Registered Holder without restriction under the Securities Act provided that there is either an effective registration statement for the issuance of such shares of Common Stock or that the issuance is pursuant to Rule 144(k) of the Securities Act. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the date of exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for shares of Common Stock.

        In the event that less than all of the Warrants represented by a Warrant Certificate are exercised, the Company shall execute and mail, by first-class mail, within 30 days of the date of exercise, to the Registered Holder of such Warrant Certificate, or such other person as shall be designated in the Form of Election to Purchase, a new Warrant Certificate representing the number of full Warrants not exercised. In no event shall a fraction of a Warrant be exercised, and the Company shall distribute no Warrant Certificates representing fractions of Warrants. Final fractions of shares shall be treated as provided for herein.

        The Company shall at all times reserve and keep available for issuance upon the exercise of Warrants a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

        Subject to the provisions hereof, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

        (a)    In case the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) make a distribution on its Common Stock, then, in each case, the Exercise Price, and the number of shares of Common Stock issuable upon exercise of the Warrants in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or distribution, shall be proportionately adjusted so that the Holders of the Warrants after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, such Registered Holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or distribution. Such adjustment shall be made successively whenever any event listed above shall occur.

        (b)    If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Registered Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the amount of Common Stock then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Registered Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Registered Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Registered Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Registered Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. A “Fundamental Transaction” means any of the following: (1) the Company effects any merger or consolidation of the Company with or into another person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

        (c)    No adjustment in the Exercise Price shall be required if such adjustment is less than $0.01; provided, however, that any adjustments which by reason of this Warrant are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Warrant shall be made to the nearest cent or to the nearest one thousandth of a share, as the case may be.

        In any case in which this Warrant shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Registered Holders of the Warrants, if any Registered Holder has exercised a Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such exercising Registered Holder a due bill or other appropriate instrument evidencing such Registered Holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

        Whenever the Exercise Price is adjusted as provided in this Warrant, the Company will promptly obtain a certificate of the chief financial officer of the Company setting forth the Exercise Price as so adjusted and a brief statement of the facts accounting for such adjustment. Whenever any adjustment is made pursuant to this Warrant, the Company shall cause notice of such adjustment to be mailed to each Registered Holder of a Warrant Certificate within fifteen (15) days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment.

        In no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

        In case at any time the Company shall propose:

(a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described above; or
(d) to effect any liquidation, dissolution, or winding-up of the Company;

then, in each such case, the Company shall cause notice of such proposed action to be mailed to each Registered Holder of a Warrant Certificate. Such notice shall be mailed, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer or at least ten (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property, as the case may be.

        The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Warrant to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the current market price of a share of Common Stock calculated in accordance with this Warrant.

        The Registered Holder may elect to receive, without the payment by the Registered Holder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Election to Purchase duly executed, at the office of the Company. Thereupon, the Company shall issue to the Registered Holder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X = Y (A – B)
         A

where

X =     the number of shares of Common Stock which the Registered Holder has then requested be issued to the Registered Holder;

Y =     the total number of shares of Common Stock covered by this Warrant which the Registered Holder has surrendered at such time for cash-less exercise (including both shares to be issued to the Registered Holder and shares to be canceled as payment therefor);

A =     the "Market Price" of one share of Common Stock as at the time the cash-less exercise election is made; and

B =     the Warrant Price in effect under this Warrant at the time the cash-less exercise election is made.

        No Warrant may be exercised prior to October __, 2006, being the next business day falling six months after the date of issuance of the Warrants.

        No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the “Expiration Date”) which will be April __, 2011. All Warrants evidenced hereby shall thereafter become void.

        No Warrant Certificate shall entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

        If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company in its discretion may execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate for the number of Warrants represented by the Warrant Certificate so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if requested, all satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

        Prior to the latest time at which the Warrants may be exercised, subject to any applicable laws, rules or regulations restricting transferability, Warrant Certificates, subject to the provisions hereof, may be split up, combined or exchanged for other Warrant Certificates representing a like aggregate number of Warrants or may be transferred in whole or in part. Any holder desiring to split up, combine or exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company at its principal office and shall surrender the Warrant Certificate or Warrant Certificates so to be split up, combined or exchanged at said office with the Form of Assignment. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested in the Form of Assignment.

        The Company will pay any documentary stamp taxes attributable to the initial issuance of Common Stock issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Common Stock in a name other than that of the Registered Holder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Common Stock or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Registered Holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

        Any Warrant Certificate surrendered upon the exercise of Warrants or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as otherwise provided herein in case of the exercise of less than all of the Warrants evidenced by a Warrant Certificate or in case of a split up, combination, exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

        Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

(a) transfer of the Warrant Certificates shall be registered on the books of the Company only if surrendered at the principal office of the Company, duly endorsed or accompanied by a proper instrument of transfer; and

(b) prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

        The laws of the State of New York shall govern this Warrant Certificate.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

PALATIN TECHNOLOGIES, INC.
By: _______________________________________________
Stephen T. Wills, Vice President and
Chief Financial Officer
Dated: _______________________________________________

FORM OF
ELECTION TO PURCHASE

        The undersigned hereby irrevocably elects to exercise of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
(NAME)
at
(ADDRESS, INCLUDING ZIP CODE)

(SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)
DELIVER TO:
(NAME)
at
(ADDRESS, INCLUDING ZIP CODE)

        If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth below.

Complete if the shares are to be delivered electronically:
Broker Name
Phone Number
Fax Number
DTC Participant Number
Broker Account Number

        In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $ ______________ by certified check or money order payable in United States currency to the order of the Company.

        Dated: _________________

(Insert Social Security or other identifying number of holder)	(Signature of registered holder)

(Signature of registered holder, if co-owned)

NOTE: Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.

[Complete the following for Cashless Exercise only]

        The undersigned hereby requests the issuance of _________ shares of Common Stock by surrender of the right to purchase ___________ shares of Common Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such election shall be issued in the name of the undersigned or as otherwise indicated below.

__________________________________
Signature
__________________________________
Name for Registration
__________________________________
Mailing Address

FORM OF

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name of Assignee	Address	No. of Warrants

and does hereby irrevocably constitute and appoint ______________________________________ Attorney to make such transfer on the books of Palatin Technologies, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:_______________, 20__.

(Insert Social Security or other identifying number of holder)	Signature
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)